UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 21, 2005 (Date of earliest event reported: June 15, 2005)

MUZAK HOLDINGS LLC

(Exact Name of Registrants as Specified in their charter)

DELAWARE	333-78571-02	04-3433730
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3318 LAKEMONT BLVD.

FORT MILL, SC 29708

(Address of Principal Executive Offices, including Zip Code)

(803) 396-3000

(Telephone Number including Area Code)

N/A

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Muzak Holdings LLC recently secured final signature pages to an amendment to its Securityholders agreement, which was effective as of June 1, 2005. A copy of this agreement is filed with this report as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
10.1	Amendment to Securityholders Agreement dated as of March 15, 2002 by and among Muzak Holdings LLC and the various parties names therein

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2005

Muzak Holdings LLC

By:	/S/ Stephen P. Villa
Name:	Stephen P. Villa
Title:	Chief Financial Officer,
Chief Operating Officer

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